EXHIBIT 10.1
                                 PROMISSORY NOTE
                                  April 1, 1997


ORIGINAL AMOUNT OF NOTE: $800,000.00
INTEREST AS OF MARCH 31, 1997: $36,776.12
BALANCE OF NOTE AS OF MARCH 31, 1997: $768,677.88


FOR VALUE RECEIVED, NEW ALLIED DEVELOPMENT CORPORATION, a Colorado corporation (hereinafter called the "Promisor"), 1580 Lincoln, suite 100, Denver, Colorado 80203, hereby agrees to pay to the order of MORNING STAR TRUST, Erica J. Hull and Stephanie Sanders Trustees, 22643 Anasazi Way, Golden, Colorado 80401 (hereinafter called the "Payee"), or at such other place as may be designated by the Payee, in writing to the Promisor, the principal sum of EIGHT HUNDRED THOUSAND and no/100 ($800,000.00) with interest thereon from the date of the Promissory Note at the rate of EIGHT AND ONE-HALF PERCENT (8 1/2%) per annum, payable on January 1, 1998, with a principal and interest payment ($13,223.88 principal and $36,776.12 interest) for a total of $50,000.00 (fifty thousand dollars) to be paid on April 1, 1997 by the Promisor. Morning Star Trust reserves the right to renegotiate the terms of this note in the event of a recapitalization of New Allied Development Corporation.

THIS PROMISSORY NOTE IS A COMBINATION OF THE FOLLOWING NOTES:

1. This Promissory Note is an extension of that Promissory Note for $360,000.00, dated December 30, 1992 and recorded December 31, 1992 in Book 536 at page 348 with the Gilpin County Recorder.

2. This Promissory Note is an extension of that Promissory Note for $88,000.00, dated April 23, 1993 and recorded May 10, 1993 in Book 542 at page 469 with the Gilpin County Recorder.

3. This Promissory Note is an extension of that Promissory Note for $400,000.00, dated April 23, 1993 and recorded May 10, 1993 in Book 542 at page 473 with the Gilpin County Recorder.

Promisor may prepay the principal amount outstanding in this Promissory Note, in whole or in part, any time without penalty.

     Presentment, notice of dishonor, and protest are hereby waived by Promisor and all other Promisor, sureties, guarantors and endorsers hereof. This Promissory Note, shall be the joint and several obligation of Promisor and all other Promisor, sureties, guarantors and endorsers, and their successors and assigns.

Any notice to Promisor provided for in this Promissory Note shall be in writing and shall be given and be effective upon (1) delivery to Promisor or (2) mailing such Notice First Class, postage prepaid, addressed to Promisor at the Promisor address stated above, or to such other address as Promisor may designate by notice to the Payee. Any notice to the Payee shall be in writing and shall be given and be effective upon (1) delivery to Payee, or (2) by mailing such Notice First Class, postage prepaid, to the Payee at the address stated in the first paragraph of this Promissory Note, or to such other address as Payee may designate by notice to Promisor.

IT IS AGREED, that if this note is not paid when due or declared due hereunder, the principal and accrued interest thereon shall draw interest at the rate of eighteen percent (18%) per annum,

                                 PROMISSORY NOTE
                                   (continued)


and if this note and interest thereon is not paid when due, or suit is brought, Promisor agrees to pay all reasonable costs of collection, including reasonable attorney fees.


                                             NEW ALLIED DEVELOPMENT CORPORATION
                                                a Colorado Corporation



                                                 By: /s/ Erica Hull
                                                     -----------------------
                                                 Title: President
                                                        --------------------


STATE OF COLORADO          ]
                           ]  SS
CITY AND COUNTY OF DENVER  ]

Subscribed and sworn to before me this 1st day of April, 1997, be Erica J. Hull, President of New Allied Development Corporation. Witness my hand and official seal.


                                                     /s/ Joanne  R. Brinkmeier
                                                     -------------------------
                                                     Notary Public


My Commission Expires April 17, 1998